                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           Panhandle Royalty Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

NOTICE OF ANNUAL SHAREHOLDERS MEETING
TO BE HELD FEBRUARY 22, 2002


     Notice is hereby given that the annual meeting of the shareholders of Panhandle Royalty Company (the "Company") will be held at the Waterford Marriott, 6300 Waterford Boulevard (63rd and North Pennsylvania), Oklahoma City, Oklahoma, on February 22, 2002, at 9:00 A.M., for the following purposes:

     1.   To elect three directors;

     2. To ratify the selection of Ernst & Young LLP as independent auditors for the Company;

     3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on January 15, 2002, shall be entitled to vote at the meeting.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE PREPAID ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.

     YOUR VOTE IS IMPORTANT.
     PLEASE VOTE!


                                           By Order of the Board of Directors




                                           /s/ MICHAEL C. COFFMAN
                                           ------------------------------------
                                           Michael C. Coffman, Secretary



Oklahoma City, Oklahoma
January 23, 2002

PANHANDLE ROYALTY COMPANY
GRAND CENTRE, SUITE 210
5400 N. GRAND BOULEVARD
OKLAHOMA CITY, OK  73112-5688

JANUARY 23, 2002

PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Panhandle Royalty Company (the "Company") for use at the annual meeting of shareholders (the "meeting") to be held Friday, February 22, 2002, and at any adjournment(s) thereof.

     When the proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon. If no direction is indicated, it is the intention of the persons named on the enclosed proxy to vote the proxy for the nominees for director set forth thereon, and for the ratification of the selection of Ernst & Young LLP, as independent auditors for the Company. Should other matters come before the meeting, the proxy will be voted as the Board of Directors of the Company may, in its discretion, determine.

     If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it is exercised, by signing and sending to the Company a later dated proxy or a written revocation, or by attending the meeting and voting in person.

     The mailing address of the Company is Grand Centre, Suite 210, 5400 N. Grand Blvd., Oklahoma City, OK 73112. It is anticipated that the proxies and proxy statements will be mailed to shareholders on or about January 23, 2002.

     The cost of the solicitation will be borne by the Company. It is not contemplated that the solicitation will be other than by mail.

VOTING SECURITIES

     The certificate of incorporation of the Company provide for one vote for each share of class A common stock owned by the shareholder. At the meeting, unless specifically provided otherwise by the Oklahoma General Corporation Act, each holder of class A common stock shall be entitled to cast one vote per share of stock owned. Votes may be cast by shareholders either in person or by proxy. The owner of class B common stock has no voting rights.

     All holders of class A common stock of record at the close of business on January 15, 2002, shall be eligible to vote. As of January 15, 2002, there were 2,066,441 shares of the Company's class A common stock of record, held by approximately 2,600 shareholders.

     The holders of a majority of shares of class A common stock issued and outstanding must be present at the meeting, in person or by proxy, to constitute a quorum.

     A proxy is enclosed for your signature. Please return it immediately, dated and signed exactly as the stock appears in your name. If stock is held in joint tenancy, both joint tenants should sign the proxy card. Proxies for stock held by a corporation should be signed in the full corporate name, by the president or other authorized officer. In the event the record owner of stock is deceased, the personal representative, executor or administrator should sign the proxy and a certified copy of the letters of appointment should be attached to the proxy.

     The Company knows of no arrangement, the operation of which would result in a change in control of the Company at any future date.


                                       (1)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of November 30, 2001, the following person or "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, was known to Panhandle to be the only beneficial owner of more than five percent of the outstanding shares of Panhandle's class A common stock.

                                           AMOUNT AND NATURE OF                                    PERCENT OF
    NAME                                   BENEFICIAL OWNERSHIP                                      CLASS
    ----                                   --------------------                                    ----------
Robert Robotti                             123,397 shares, shared voting                           5.9%
c/o  Robotti & Company                     and investment powers
Incorporated,
52 Vanderbilt Avenue,
New York, NY 10017

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of January 15, 2002, the number of shares of the Company's class A common stock beneficially owned by each director and nominee for director of the Company, and by all directors and officers of the Company as a group, the nature of the beneficial ownership of such shares, and the percent of the outstanding shares of such stock represented by the number of shares owned by such person or group:

                                               AMOUNT AND NATURE OF                                   PERCENT OF
DIRECTOR OR GROUP                              BENEFICIAL OWNERSHIP                                      CLASS
-----------------                              --------------------                                   ----------
Michael A. Cawley                             300 shares, sole voting                                     *
                                              and investment powers

Sam J. Cerny                                  300 shares, sole voting                                     *
                                              and investment powers

E. Chris Kauffman (1)                         6,600 shares, shared voting                                 *
                                              and investment powers

H W Peace II                                  30,808 shares, shared voting                              1.5%
                                              and investment powers

Ray H. Potts                                  1,480 shares, shared voting                                 *
                                              and investment powers

Robert A. Reece                               16,044 shares, sole voting                                  *
                                              and investment powers

Jerry L. Smith                                19,572 shares, sole voting                                1.0%
                                              and investment powers

All directors and                             37,408 shares, shared voting                              1.8%
officers as a                                 and investment powers
group (9 persons)
                                              78,568 shares, sole voting                                3.8%
                                              and investment powers

                                              115,976 shares, total                                     5.6%


* Less than 1% owned

(1) The sale of 2,700 shares of Panhandle Royalty Company Class A common stock in July, 2001 by the Estate of Linda Patricia Kauffman was not reported by Mr. Kauffman on FORM 4, until December 29, 2001.


                                       (2)

PROPOSAL NUMBER ONE:  ELECTION OF DIRECTORS

     The following persons are the present directors of the Company:

                                                POSITIONS AND OFFICES                    SERVED AS
                                                PRESENTLY HELD WITH                      DIRECTOR           PRESENT
NAME                         AGE                THE COMPANY                              SINCE              TERM ENDS
----                         ---                ---------------------                    ---------          ---------
Michael A. Cawley            54                 Director                                 1991               Feb. 2004

Sam J. Cerny                 69                 Director                                 1993               Feb. 2003

E. Chris Kauffman            61                 Director                                 1991               Feb. 2003

H W Peace II                 66                 Director, Chief                          1991               Feb. 2002
                                                Executive Officer and
                                                President

Ray H. Potts                 69                 Director                                 1997               Feb. 2004

Robert A. Reece              57                 Director                                 1986               Feb. 2002

Jerry L. Smith               61                 Director, Chairman of                    1987               Feb. 2002
                                                the Board

All those named above also hold office in the Company's subsidiary, Wood Oil Company.

     There are three vacancies for three year terms beginning February 2002. Nominees for the vacancies are H W Peace II, Robert A. Reece and Jerry L. Smith. The Board of Directors of the Company has no reason to believe that either of the nominees will be unable to serve as director. However, if either nominee should be unable, for any reason, to accept nomination or election, it is the intention of the persons named in the enclosed proxy to vote those proxies for the election of such other person, or persons, as the Board of Directors of the Company may, in its discretion, determine.



              THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS ELECT


                H W Peace II, Robert A. Reece and Jerry L. Smith












     The following is a list of the current executive officers of the Company, all of whom hold office at the discretion of the Board of Directors. Any officer may be removed from office, with or without cause, at any time by the Board of Directors.


                                       (3)

                                                   POSITIONS AND OFFICES
                                                   PRESENTLY HELD WITH                            OFFICER
NAME                          AGE                  THE COMPANY                                     SINCE
----                          ---                  ---------------------                          -------
Jerry L. Smith                61                   Chairman of the Board                           1997

H W Peace II                  66                   Director, Chief Executive                       1991
                                                   Officer and President

Michael C. Coffman            48                   Vice-President, Chief                           1990
                                                   Financial Officer,
                                                   Secretary and Treasurer

Wanda C. Tucker               65                   Vice-President of Land                          1990

     All those named above also hold office in the Company's subsidiary, Wood Oil Company.

INFORMATION REGARDING NOMINEES, DIRECTORS AND OFFICERS

H W Peace II holds bachelors and masters degrees in geology. For thirty-eight years he has been employed as a geologist, in management or as an officer and/or director with companies in the petroleum industry. He has been employed by Union Oil Company of California, Cotton Petroleum, and Hadson Petroleum Corporation. He has been president of the Company since 1991.

Robert A. Reece is an attorney, and for more than five years, has been of counsel with the firm of Crowe & Dunlevy. He is active in the management of his family's investments. He is also a director of National Bank of Commerce.

Jerry L. Smith for the last eleven years has been the owner of Smith Capital Corporation in Dallas. This corporation is a private investment firm focusing on commercial real estate and securities. Mr. Smith also a past Treasurer and Director of the Association of Graduates of the United States Air Force Academy.

Michael A. Cawley is an attorney and is the president and chief executive officer of the Samuel Roberts Noble Foundation, Inc. He has been employed by the Noble Foundation for the last eight years. Prior to joining the Noble Foundation, he was engaged in the practice of law in Ardmore, Oklahoma, with the firm of Thompson & Cawley. He is also a director of Noble Drilling Corporation and Noble Affiliates, Inc.

Sam J. Cerny is a geological engineer and has been employed by Shell Oil Company, Cleary Petroleum Corporation and it's successor company, Grace Petroleum Corporation, where he served as President/CEO from 1976 to 1991. He is a past president of the Oklahoma Independent Petroleum Association and for the last five years has been active as a petroleum management consultant.

E. Chris Kauffman is a vice-president of Campbell-Kauffman, Inc., an independent insurance agency in Oklahoma City. He had been involved with the Agency since it was formed in 1981. He is chairman of the Central Oklahoma Transportation & Parking Authority Trust.

Ray H. Potts holds a master's degree in geology from the University of Missouri. He was employed for six years as an exploration geologist for the Pure Oil Company and in 1967 formed Potts-Stephenson Exploration Company, later changed to PSEC, Inc. In 1997 PSEC, Inc. was sold to ONEOK Resources Company. Mr. Potts is currently active in the oil and gas industry and has been involved in several national and state trade associations, geological societies and numerous civic activities.


                                       (4)

Michael C. Coffman is a certified public accountant. Since 1975, he has worked in public accounting and as a financial officer of three publicly owned companies involved in the oil and gas industry. He has been an officer of the Company since 1990.

Wanda C. Tucker has been a full-time employee of the Company since 1978 and has served in various positions with the Company and has held the position of Vice President of Land for the past eleven years.

     None of the organizations described in the business experiences of the Company directors and officers are parents, subsidiaries, or affiliates of Panhandle Royalty Company.

     The Board of Directors has three committees. A compensation committee composed of three directors, Michael A. Cawley, E. Chris Kauffman and H W Peace II, met one time during 2001. The committee reviews officer performance, and recommends compensation amounts for officers and directors. The retirement committee composed of E. Chris Kauffman, Robert A. Reece, Ray H. Potts and Michael C. Coffman, Vice President, oversee the administration of the Company's Employee Stock Ownership Plan. This committee met once during the year. The Company has an audit committee. Information regarding the functions performed by the committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of The Audit Committee", included in this proxy statement.

     During the fiscal year ended September 30, 2001, the Board of Directors held nine meetings. At each meeting a quorum of directors were present.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the remuneration received by the Company's executive officers for services, in all capacities, to the Company and its subsidiary during the fiscal year ended September 30, 2001.

SUMMARY COMPENSATION TABLE

       NAME AND                                                                                 ALL
       PRINCIPAL                                                                               OTHER
       POSITION                         YEAR           SALARY           BONUS              COMPENSATION
       ---------                        ----           ------           -----              ------------
       H W Peace II                     2001           $ 138,756        $ 25,600             $24,653(1)
       President &                      2000           $ 128,000        $ 18,100             $21,915(1)
       Chief Executive                  1999           $ 125,000        $ 13,100             $20,715(1)
       Officer

       Michael C. Coffman               2001           $  92,250        $ 15,600             $16,628(2)
       Vice President,                  2000           $  87,875        $ 10,600             $14,771(2)
       Chief Financial                  1999           $  85,625        $  5,600             $13,684(2)
       Officer

     (1) Represents the value of 1,541 shares for 2001, 1,565 shares for 2000, and 2,589 shares for 1999, of Company stock contributed to the Panhandle Employee Stock Ownership Plan (ESOP) on Mr. Peace's behalf.

     (2) Represents value of 1,039 shares for 2001, 1,055 shares for 2000, and 1,710 shares for 1999, of Company stock contributed to the Panhandle Employee Stock Ownership Plan (ESOP) on Mr. Coffman's behalf.

          The ESOP is a defined contribution plan, non-voluntary and non-contributory and serves as the retirement plan for the Company's employees. Contributions are at the discretion of the Board of Directors and, to date, all contributions have been made in shares of Company stock. Contributions are allocated to all participants in proportion to their salaries for the plan year and 100% vesting occurs after three years of service.


                                       (5)

     Outside directors are paid $1,000, plus travel expenses, for attending each meeting of the Board of Directors and $200 for each committee meeting of the Board. Any director who must travel in excess of 50 miles to attend a meeting receives an additional $100 for each meeting. Outside directors can elect to be included in the Panhandle Royalty Company Deferred Compensation Plan For Non-Employee Directors (the "Plan"). The Plan provides that each eligible director can individually elect to receive shares of Company stock rather than cash for Board meeting fees and Board committee meeting fees. These unissued shares are credited to each directors deferred fee account at the fair market value of the shares on the date of the meeting. Upon retirement, termination or death of the director, or upon a change in control of the Company, the shares accrued under the Plan will be either issued to the director or may be converted to cash, at the directors' discretion, at the fair market value of the shares on the conversion date, as defined. All directors are participating in the Plan.

     In addition to the above, Jerry L. Smith, Chairman of the Board of Directors, who is not an employee of the Company, is entitled to receive a $100 per hour fee for time spent, other than Board or committee meetings, on Company business. During fiscal 2001 and 2000, no payments were made to Mr. Smith, under this arrangement.

REPORT OF THE AUDIT COMMITTEE

     The Audit committee is composed of three independent directors. The committee and the Board of Directors, in fiscal 2000, adopted a written charter. One meeting of the committee was held during the fiscal year. The Audit committee's primary responsibility is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements, to be included in the Annual Report on Form 10-KSB for the year ended September 30, 2001, with management including a discussion of the quality, not just the acceptability, of the accounting principals, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principals, their judgements as to the quality, not just the acceptability, of the Company's accounting principals and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The committee discussed with the Company's independent auditors the overall scope and plan of the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2001 for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

ROBERT A. REECE  -  AUDIT COMMITTEE CHAIRMAN
SAM J. CERNY  -  AUDIT COMMITTEE MEMBER
JERRY L. SMITH  -  AUDIT COMMITTEE MEMBER

PROPOSAL NUMBER TWO:  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected the certified public accounting firm of Ernst & Young LLP as independent auditors to be employed by the Company, subject to ratification by the shareholders of the


                                       (6)

Company at the meeting. Ernst & Young LLP served as independent auditors for the Company during the Company's last fiscal period. A vote of the majority of the shareholders present at the meeting, in person or by proxy, is required for approval of this proposal.

     A representative of Ernst & Young LLP is expected to be present at the meeting to respond to appropriate questions, and will have an opportunity to make a statement if so desired.

                  THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS
                    RATIFY THE SELECTION OF ERNST & YOUNG LLP
                             AS INDEPENDENT AUDITORS

ANNUAL FINANCIAL REPORT

     Copies of the annual report to shareholders for the fiscal year ended September 30, 2001 are being mailed simultaneously with this proxy statement.

OTHER MATTERS

     The Board of Directors of the Company is aware of no other matters which may come before the annual meeting. If any such matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy as the Board of Directors may, in its discretion, determine.

FUTURE PROPOSALS

     If a shareholder wishes to submit a proposal for presentation at the 2003 annual meeting of shareholders, such proposal must be received at the Company's principal office on or before September 24, 2002, if it is to be included in the Company's Proxy Statement for that meeting.

FORM 10-KSB

     A copy of the annual report to the Securities and Exchange Commission on Form 10-KSB is available, free of charge, upon request made to:

                                     Michael C. Coffman, Secretary
                                     Panhandle Royalty Company
                                     5400 N. Grand Blvd. - Suite #210
                                     Oklahoma City, OK  73112-5688

                                     By Order of the Board of Directors

                                     /s/ MICHAEL C. COFFMAN
                                     --------------------------------------
January 23, 2002                     Michael C. Coffman, Secretary


                                       (7)

                                      PROXY
                            Panhandle Royalty Company
                 Grand Centre, Suite 210, 5400 North Grand Blvd.
                          Oklahoma City, Ok 73112-5688

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Diane M. Coleman, Dorretta K. Moore, Wanda C. Tucker, or any of them, as proxies each with full power of substitution, to represent and vote all of the shares of Class A Common Stock of Panhandle Royalty Company held of record by the undersigned on January 15, 2002, at the annual meeting of stockholders to be held on February 22, 2002, or any adjournment thereof. Should other matters properly come before the meeting, the proxies are further authorized to vote thereon, in their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING ITEMS:

  1.     ELECTION OF DIRECTORS  (Three vacancies, each for a 3-year term)

         H W Peace II       [ ]  FOR      [ ]  WITHHOLD AUTHORITY TO VOTE FOR
         Robert A. Reece    [ ]  FOR      [ ]  WITHHOLD AUTHORITY TO VOTE FOR
         Jerry L. Smith     [ ]  FOR      [ ]  WITHHOLD AUTHORITY TO VOTE FOR

  2. PROPOSAL TO RATIFY SELECTION OF ERNST & YOUNG LLP, AS INDEPENDENT AUDITORS FOR THE COMPANY

            [ ] FOR       [ ] AGAINST        [ ] WITHHOLD AUTHORITY TO VOTE FOR

                          (PLEASE SIGN ON REVERSE SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW


                                         DATED:                         , 2002
                                               -------------------------

                                         --------------------------------------
                                         SIGNATURE

                                         --------------------------------------
                                         SIGNATURE, IF HELD JOINTLY

WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.